UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2006

MEDINA INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50482
(Commission File Number)

98-0377767
(IRS Employer Identification No.)

18 Halevna Street, Timrat, Israel 23840
(Address of principal executive offices and Zip Code)

972 4 604 0483
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure

On April 6, 2006, we announced the appointment of Ehud Barak to our advisory board. Mr. Barak is a former chief of the Israel Defence Forces and former Prime Minister of Israel. A copy of the news release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements And Exhibits

99.1 News release dated April 6, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDINA INTERNATIONAL CORP.

By: /s/ Gadi Aner

Gadi Aner
Chief Executive Officer,
Chief Financial Officer, Treasurer and Secretary

Date: April 6, 2006